UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 8, 2007

MEDecision, Inc.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	001-33191	23-2530889
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Lee Road, Chesterbrook Corporate Center Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 540-0202

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 8, 2007, we and Danielle Russella Bantivoglio, our Executive Vice President, Client Solutions and one of our named executive officers, agreed that her employment with us will terminate, effective as of March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDECISION, INC.

Date: March 13, 2007	By:	/s/ Carl E. Smith
		Name:	Carl E. Smith
		Title:	Executive Vice President and Chief Financial Officer